          As filed with the Securities and Exchange Commission on March 31, 1998

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                        March 30, 1998 (March 30, 1998)



                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)

         NEW JERSEY                 0-19312                      22-2822175
(State of other jurisdiction     (Commission                    (IRS Employer
    of incorporation)              File Number)              Identification No.)


             1545 Route 22 East, Annandale, New Jersey 08801-0953
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (908) 713-6001

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K


ITEM 5.         Other Events.........................................   3

ITEM 7.         Financial Statements and Exhibits....................   4

Signature       .....................................................   5

        Item 5.         Other Events.

     This Current Report Form on 8-K is being submitted in order to file certain material contracts entered into or assumed by Medarex, Inc., including certain material contracts assumed by Medarex, Inc. in connection with its acquisition of GenPharm International, Inc.

        Item 7.         Financial Statements and Exhibits.

                (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number                           Description of Exhibit
-------                          ----------------------

10.70 Cooperative Research and Development Agreement between Eisai Co., Ltd. and GenPharm International, Inc. dated May 31, 1993

10.71                   Cooperative Research Agreement between LeukoSite, Inc.
                        and GenPharm International, Inc. dated January 1, 1995

10.72 Research and Commercialization Agreement between Centocor, Inc. and GenPharm International, Inc. dated February 24, 1997

10.73                   Research and License Agreement between Medarex, Inc. and
                        E. Merck, KGaA dated June 26, 1996

10.74                   Development and License Agreement between Medarex, Inc.
                        and Centeon L.L.C. dated April 24, 1996

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MEDAREX, INC.
                                   Registrant


Date: March 30, 1998              By: /s/ Donald L. Drakeman
                                      ----------------------
                                          Donald L. Drakeman
                                          President, Chief Executive Officer
                                          and Director

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                                 PAGE
NUMBER                           DESCRIPTION                           NUMBER
-------                          ------------                          ------

10.70                   Cooperative Research and Development
                        Agreement between Eisai Co., Ltd. and
                        GenPharm International, Inc. dated
                        May 31, 1993

10.71                   Cooperative Research Agreement between
                        LeukoSite, Inc. and GenPharm International,
                        Inc. dated January 1, 1995

10.72 Research and Commercialization Agreement between Centocor, Inc. and GenPharm
                        International, Inc. dated February 24, 1997

10.73                   Research and License Agreement between
                        Medarex, Inc. and E. Merck, KGaA dated
                        June 26, 1996

10.74                   Development and License Agreement between
                        Medarex, Inc. and Centeon L.L.C. dated
                        April 24, 1996